Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO THE

POOLING AND SERVICING AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment”) to the Pooling and Servicing Agreement is made as of November 13, 2014, by and among Navistar Financial Securities Corporation, a Delaware corporation (“NFSC”), Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity (the “Issuing Entity”).

NFSC, as Depositor, Navistar Financial, as Servicer, and the Issuing Entity are parties to a Pooling and Servicing Agreement, dated as of November 2, 2011, as amended by Amendment No. 1, dated as of February 13, 2013 (as amended, the “Pooling and Servicing Agreement”). The Depositor, the Servicer and the Issuing Entity have agreed to amend the Pooling and Servicing Agreement in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement.

1. Amendments to Appendix A. The definition of “Dealer Concentration Limit” is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Dealer Concentration Limit means:

•	for the largest dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 9.00% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account,

•	for the second largest dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 8.00% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account,

•	for the third largest dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 7.00% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account,

•	for the fourth largest dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 6.00% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account,

•	for the fifth largest dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 5.00% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account,

•	for the sixth largest dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 4.50% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account,

•	for the seventh largest dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 4.00% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account,

•	for the eighth largest dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 3.00% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account,

•	for the ninth largest dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 2.50% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account, and

•	for each remaining dealer (based on the principal amount of dealer notes of such dealer owned by the Issuing Entity), 2.00% of the sum of (i) the aggregate principal balance of dealer notes in the Issuing Entity, (ii) the aggregate principal amount of funds on deposit in the Excess Funding Account and (iii) the aggregate principal amount of funds on deposit in each series’ Principal Funding Account.”

2. Effectiveness. This Amendment shall become effective upon (A) receipt by Navistar Financial of a signature page signed by each of the signatories hereto and (B) the earliest of (i) satisfaction of the Rating Agency Condition for the Series 2013-1 Notes and the Series 2013-2 Notes, (ii) the consent of the Holders of the Series 2013-1 Notes and the Series 2013-2 Notes evidencing not less than a majority of the Outstanding Principal Amount of the Controlling Class of each such series and (iii) the satisfaction and discharge of the Series 2013-1 Notes and the Series 2013-2 Notes.

3. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Deutsche Bank Trust Company Delaware not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Issuing Entity, (iii) nothing herein contained will be construed as creating any liability on Deutsche Bank Trust Company Delaware individually or personally, to perform any covenant of the Issuing Entity either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Amendment and by any Person claiming by, through or under them and (iv) under no circumstances will Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Amendment or any related documents.

4. Miscellaneous. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

5. Certificateholder. By its execution of this Amendment, NFSC, as the sole certificateholder holding 100% of the Ownership Interest (as defined in the Trust Agreement), acknowledges receipt of the notification required by Section 11.01(d) of the Pooling and Servicing Agreement, waives the prior notice requirement with respect to the Amendment required by Section 4.1 of the Trust Agreement and hereby authorizes and in accordance with Section 6.4 of the Trust Agreement directs the Owner Trustee to execute this Amendment on behalf of the Issuing Entity. The Certificateholder hereby certifies that it is the sole certificateholder of the Issuing Entity.

6. Series 2012-VFN Noteholders. By its execution of this Amendment, each of Bank of America, National Association, The Bank of Nova Scotia and Credit Suisse AG, New York Branch, as the Series 2012-VFN Noteholders, acknowledges receipt of the notification required by Section 11.01(d) of the Pooling and Servicing Agreement.

*     *     *     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Pooling and Servicing Agreement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as Depositor

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President and Assistant Treasurer

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President and Assistant Treasurer

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,
By: Deutsche Bank Trust Company Delaware, as Owner Trustee and not in its individual capacity

By:	/s/ Irene Siegel
Name:	Irene Siegel
Title:	Attorney-in-fact

By:	/s/ Diana Vasconez
Name:	Diana Vasconez
Title:	Attorney-in-fact

The undersigned hereby consent to the

execution of this Amendment No. 2 to the Pooling and Servicing Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Adarsh Dhand
Name: Adarsh Dhand
Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Committed Purchaser and Managing Agent for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name: Adarsh Dhand
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

ALPINE SECURITIZATION CORP.,
as a CONDUIT PURCHASER for the
Alpine Purchaser Group

By:	Credit Suisse, AG, New York Branch,
as its administrative agent

By:	/s/ Jason Ruchelsman
Name:	Jason Ruchelsman
Title:	Vice President

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Director

CREDIT SUISSE AG, NEW YORK BRANCH, as the Managing Agent for the Alpine Purchaser Group

By:	/s/ Jason Ruchelsman
Name:	Jason Ruchelsman
Title:	Vice President

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Purchaser for the Alpine Purchaser Group

By:	/s/ Jason Ruchelsman
Name:	Jason Ruchelsman
Title:	Vice President

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Director